Exhibit 99.1

News

March 11, 2008	Analyst Contact:	Christy Williamson
918-588-7163
	Media Contact:	Megan Washbourne
918-588-7572

ONEOK Purchases 5.4 Million Common Units

From ONEOK Partners in Private Placement

TULSA, Okla. — March 11, 2008 — ONEOK, Inc. (NYSE: OKE) today announced that it has purchased 5.4 million common units for a total purchase price of $303.2 million in a private placement from ONEOK Partners, L.P. (NYSE: OKS), of which it is general partner.

Additionally, ONEOK contributed $9.4 million to maintain its 2 percent general partner interest. The company used cash on hand and short-term borrowings to fund the purchase and contribution.

This purchase increases ONEOK’s ownership interest in ONEOK Partners to 47.8 percent from 45.7 percent.

The partnership also priced a public offering of 2.5 million common units at $58.10 per unit.

ONEOK Partners expects to use the net proceeds to repay the debt outstanding under its $1 billion revolving credit facility, for capital expenditures and for general partnership purposes.

UBS Investment Bank, Citi and Wachovia Securities are acting as joint book-running managers, and RBC Capital Markets and Sanders Morris Harris are acting as co-managers. A copy of the prospectus and prospectus supplement may be obtained from the underwriters as follows:

UBS Investment Bank

Attention: Prospectus Department

299 Park Avenue

New York, NY 10171

Toll free: 888-827-7275

ONEOK Purchases 5.4 Million Common Units

From ONEOK Partners in Private Placement

Citi

Brooklyn Army Terminal

140 58th Street, 8th Floor

Brooklyn, NY 11220

718-765-6732

Wachovia Securities

Equity Syndicate Department

375 Park Avenue

New York, NY 10152

Email: equity.syndicate@wachovia.com

ONEOK, Inc. (NYSE: OKE) is a diversified energy company. We are the general partner and own 45.7 percent of ONEOK Partners, L.P. (NYSE: OKS), one of the largest publicly traded limited partnerships, which is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. and owns one of the nation’s premier natural gas liquids (NGL) systems, connecting much of the natural gas and NGL supply in the Mid-Continent with key market centers. ONEOK is among the largest natural gas distributors in the United States, serving more than 2 million customers in Oklahoma, Kansas and Texas. Our energy services operation focuses primarily on marketing natural gas and related services throughout the U.S. ONEOK is a Fortune 500 company.

Some of the statements contained and incorporated in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements relate to our anticipated financial performance, management’s plans and objectives for our future operations, our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in certain circumstances. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast” and other words and terms of similar meaning. You should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our Annual Report on Form 10-K. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. OKE-FI

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